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                                                                    EXHIBIT 10.4

                           PLEDGE AGREEMENT SUPPLEMENT

         PLEDGE AGREEMENT SUPPLEMENT dated as of June 4, 2002 between Nortel Networks Singapore Pte Ltd, (the "LIEN GRANTOR") and JPMORGAN CHASE BANK, as Collateral Agent.

         WHEREAS, Nortel Networks International Finance and Holding B.V., Nortel Communications Holdings (1997) Limited, Nortel Networks AB and JPMorgan Chase Bank, as Collateral Agent, are parties to a Foreign Pledge Agreement dated as of the first day of the Collateral Period (as heretofore amended and/or supplemented, the "PLEDGE AGREEMENT");

         WHEREAS, Nortel Networks Singapore Pte Ltd. desires to become a party to the Pledge Agreement as a Lien Grantor thereunder; and

         WHEREAS, terms defined in the Pledge Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

           1. Pledge of Equity Interest. (a) The Lien Grantor, in order to secure its Secured Obligations, grants to the Collateral Agent for the benefit of the Secured Parties, effective on the first day of any Collateral Period, a continuing security interest in all Equity Interests in the Subsidiary identified in Schedule I hereto held directly by the Lien Grantor and all of its rights and privileges with respect thereto, and all income and profits thereon, all interest, dividends and other payments and distributions with respect thereto, whether now owned or existing or hereafter acquired or arising and regardless of where located (the "ADDITIONAL COLLATERAL"). The security interests granted by the Lien Grantor pursuant to this Section 1(a) shall terminate in accordance with Section 17 of the Pledge Agreement.

                  (b) The foregoing Pledge is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Lien Grantor with respect to any of the Additional Collateral or any transaction in connection therewith.

           2. Party to Pledge Agreement. Upon delivering this Pledge Agreement Supplement to the Collateral Agent, the Lien Grantor will become a party to the

Pledge Agreement and will thereafter have all the rights and obligations of a Lien Grantor thereunder and be bound by all the provisions thereof as fully as if it were one of the original parties thereto.

          3. Representations and Warranties. Each of the representations and warranties set forth in the Pledge Agreement are true as applied to the Lien Grantor and the Additional Collateral on the date specified therein, other than the representations and warranties set forth in Section 3(e) and (f). For purposes of the foregoing sentence, references in said Sections to "Lien Grantor" shall be deemed to refer to the Lien Grantor, references to "Schedules" to the Pledge Agreement shall be deemed to refer to the corresponding Schedules to this Pledge Agreement Supplement, references to "Collateral" shall be deemed to refer to the Additional Collateral.

           4. Governing Law. This Pledge Agreement Supplement shall be construed in accordance with and governed by the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement Supplement to be duly executed by their respective authorized officers as of the day and year first above written.

                                  NORTEL NETWORKS SINGAPORE PTE LTD


                                  By: /s/ Robert Ferguson
                                      ---------------------------------
                                      Name: Robert Ferguson
                                      Title: Vice-President

                                  JPMORGAN CHASE BANK,
                                  as Collateral Agent


                                  By:/s/ Edmund De Forest
                                     ----------------------------------
                                     Name: Edmund De Forest
                                     Title: Vice-President

                                   SCHEDULE I
               PLEDGED EQUITY INTERESTS IN MATERIAL SUBSIDIARIES
                            OWNED BY THE LIEN GRANTOR
                             (AS OF THE DATE HEREOF)




                          JURISDICTION                                                 NUMBER OF
                              OF              OWNER OF EQUITY         PERCENTAGE       SHARES OR
ISSUER                    ORGANIZATION           INTERESTS              OWNED            UNITS
------                    ------------        ---------------         ----------       ---------
Nortel Networks (India)    India               Nortel Networks          0.01%            1
Private Limited.                               Singapore Pte Ltd




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